UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2026

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As previously disclosed in the Company’s Current Report on Form 8-K filed on February 9, 2026, Steven A. Rosgen gave the Company notice that he preferred not to run for re-election to the Company’s Board of Directors (the “Board”) at the 2026 Annual Meeting of Shareholders. On March 12, 2026, Mr. Rosgen tendered his resignation from the Board, and will thereby retire from the Board effective as of April 1, 2026.

(d)

On March 12, 2026, the Board elected Kathy V. Turner to fill the vacancy on the Board that will be created by Mr. Rosgen’s retirement, which election is to be effective as of April 1, 2026. Ms. Turner has more than three decades of commercial executive leadership experience in global healthcare and animal health markets. She currently serves on the Board of Directors of Veterinarians Without Borders and from April 2024 to May 2025 served on the Board of Directors of Elanco Animal Health. From 2014 to 2023, Ms. Turner held senior leadership roles at IDEXX Laboratories, including most recently serving as Chief Marketing Officer and Senior Vice President of International Operations. Prior to that, Ms. Turner spent nearly 30 years at Abbott Laboratories, where she held multiple leadership roles in global commercial operations, including responsibility for European markets. Ms. Turner received a B.S. in Marketing and Advertising from Syracuse University.

In its March 12, 2026 action, the Board also appointed Ms. Turner to serve as a member of the Audit Committee and as Chair of the Compensation and Stock Option Committee, which appointments are to be effective as of April 1, 2026.

The Company is not aware of any transaction involving Ms. Turner requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the election of Ms. Turner as a director is furnished as Exhibit 99.1.

Item 9.01.  Exhibits.

(d)          Exhibits.

99.1 Press Release of the Company dated March 18, 2026.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2026	IMMUCELL CORPORATION

	By:	/s/ Timothy C. Fiori
Timothy C. Fiori
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	99.1 Press Release of the Company dated March 18, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)